EXHIBIT 10.88






                              CONSENT AND AMENDMENT


                  This Consent and Amendment dated as of April __, 1995 (herein called this "Consent") among Ramsay Health Care, Inc., a
Delaware corporation (the "Company"), certain subsidiaries of the Company (such subsidiaries together with the Company, collectively being hereinafter referred to as the "Obligors"), Societe Generale, New York Branch, as agent (the "Agent"), on behalf of the Lenders (as defined in the Credit Agreement dated as of May 15, 1993 (the "Credit Agreement"), among the Obligors,
Hibernia National Bank, as a lender, First Union National Bank of
North Carolina, as a lender, and Societe Generale, New York
Branch, as lender, issuing bank and agent), and the Lenders.

                  WHEREAS, the Obligors have requested the Agent and the Lenders to consent to certain transactions, and to amend the terms of the Credit Agreement, all as set forth herein, and the Agent and the Lenders are willing to give such consent to such transactions and agree to such amendment, as set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:


SECTION 1.  DEFINITIONS; REPRESENTATIONS AND WARRANTIES.

                  Section 1.1.  Definitions Contained in Credit
Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  Section 1.2. Representations and Warranties. The Obligors hereby represent and warrant to the Agent as of the date hereof, for the benefit of the Lenders, that (i) the representations and warranties of the Obligors set forth in
Article VI of the Credit Agreement are true and correct on and as of the date of this Consent, except to the extent that such representations and warranties expressly relate to an earlier date; (ii) no Default or Event of Default has occurred and is continuing as of the date of this Consent; (iii) the consummation of the Transaction (as defined below) will not result in any present or projected violation of Section 7.16 or any other provision of the Credit Agreement (except Sections 7.14, 7.21,
7.22 and 7.25 as to which this Consent is being delivered); (iv) the information furnished to the Agent by or on behalf of the Company in connection with this Consent does not contain any misstatement or understatement of a material fact and does not omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made; (v) all obligations of the Obligors due and payable under the Credit Documents on or as


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of the closing date of the Transaction (the "Closing Date") will be paid in full on the Closing Date, and the reasonable attorneys fees of the Agent in connection with miscellaneous matters related to the Credit Agreement prior to the date of this Consent and in connection with this Consent will be paid within 30 days after receipt of a statement therefor; (vi) pursuant to Section 2.04(g) of the Credit Agreement, the Company is by separate notice of even date permanently reducing the Revolving Credit Maximum Commitment Amount from $4,000,000 to $2,000,000; and
(vii) each of the Leases (as hereinafter defined) will be absolute net, the Seller-Lessees (as hereinafter defined) will be responsible, without limitation, for all taxes, repairs, maintenance, insurance, capital improvements and other expenses in connection with the operations of the Hospitals (as hereinafter defined), and the Leases will be accounted for as operating leases under generally accepted accounting principles.


SECTION 2.  CONSENT

                  Section 2.1 Consent to Sale-Leaseback Transaction. With respect to the restrictions on sale-leaseback transactions, guarantees, operating leases, the prepayment of any of the Life Company Senior Notes and/or the Life Company Subordinated Notes, and amendments, modifications and supplements of the Life Company Indenture set forth in Sections 7.14, 7.21, 7.22 and 7.25 of the Credit Agreement, the Agent, on behalf of the Lenders, hereby consents to the consummation of a transaction (the various transactions described in this Section 2.1, hereinafter the "Transaction"), pursuant to which two wholly-owned subsidiaries of the Company described below will enter into sale-leaseback transactions with Capstone Capital Corporation or an affiliate thereof (collectively, "Buyer-Lessor"). As part of the Transaction, (i) RHCI San Antonio, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company ("RHCI S.A."), will sell to Buyer-Lessor for an aggregate purchase price of $3,950,000 (subject to adjustment as agreed to between the Company and Buyer-Lessor) the land, buildings, improvements, fixtures and all other real property constituting the Mission
Vista hospital facilities owned by RHCI S.A. and located in San Antonio, Texas (the "Mission Vista Assets"), (ii) Mesa
Psychiatric Hospital, Inc., an Arizona corporation and wholly-owned subsidiary of the Company ("Mesa"; Mesa and RHCI S.A. are sometimes hereinafter referred to individually as a "Seller-
Lessee" or collectively as the "Seller-Lessees"), will sell to Buyer-Lessor for an aggregate purchase price of $8,550,000
(subject to adjustment as agreed to between the Company and Buyer-Lessor) the land, buildings, improvements, fixtures and all other real property constituting the Desert Vista hospital facilities owned by Mesa and located in Mesa, Arizona (the
"Desert Vista Assets" and collectively with the Mission Vista Assets, the "Hospitals"), (iii) pursuant to leases to be entered into between Buyer-Lessor and the Seller-Lessees in substantially


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the form thereof heretofore delivered to the Agent (the
"Leases"), Buyer-Lessor will lease each of the Hospitals to the Seller-Lessees for an initial term of 15 years (with three successive renewal options of five years each) for aggregate annual lease payments of $1,539,600 (subject to adjustment as agreed to between the Seller-Lessees and the Buyer-Lessor), payable monthly, subject to an annual upward adjustment based upon the CPI (national index) with an annual cap of 3%, (iv) the Company will guarantee all obligations of the Seller-Lessees under the Leases and (v) the Third Supplemental Trust Indenture dated as of April 12, 1995, in the form attached hereto as Exhibit A, will be executed and delivered by the parties thereto, pursuant to which, inter alia, $7,500,000 of the proceeds of the Transaction will be applied to the prepayment not later than April 30, 1995 of the Life Company Senior Notes with a prepayment premium not exceeding $234,000.


SECTION 3.  AMENDMENT

                  Section 3.1. Restriction on use of Revolving Credit Loans. The parties hereto hereby agree that Section 2.04(f) of the Credit Agreement is amended by adding the following proviso to the end of such Section:

                  "; provided that no proceeds of the Revolving
                  Credit Loans shall be used by the Company to fund working capital or other capital needs of Mesa Psychiatric Hospital, Inc."

                  Section 3.2. Termination of Certain Documents. The parties hereto hereby agree that the Separate Revolving Credit Guaranty and the Accounts Receivable Security Agreement executed and delivered by Mesa Psychiatric Hospital, Inc. ("Mesa") in favor of the Agent of the benefit of the Lenders are hereby terminated and of no further force or effect and all of the obligations of and security interests granted by Mesa thereunder are hereby released and discharged. The parties agree to execute and deliver such further documents and instruments as shall be reasonably necessary and appropriate to effectuate the foregoing, including UCC termination statements with respect to the security interests granted pursuant to such Mesa Accounts Receivable
Security Agreement. Mesa shall be a third party beneficiary of this Section 3.2.


SECTION 4.  MISCELLANEOUS

                  Section 4.1. Applicability of Credit Agreement. The provisions of the Credit Agreement are hereby ratified, approved and confirmed and remain in full force and effect.



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                  Section 4.2.  Counterparts.  This Consent may be
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


                                      * * *


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                  IN WITNESS WHEREOF, the parties hereto have executed
this Consent and Amendment as of the date first written above.

GREENBRIER HOSPITAL, INC.                   RAMSAY HEALTH CARE, INC.


By__________________________                By____________________________
  Name:  Reynold J. Jennings                  Name:  Reynold J. Jennings
  Title: President                           Title: President


HOUMA PSYCHIATRIC                             GULF COAST TREATMENT
  HOSPITAL, INC.                              CENTER, INC.


By__________________________                By____________________________
  Name:  Reynold J. Jennings                  Name:  Reynold J. Jennings
  Title: President                            Title: President


HSA OF OKLAHOMA, INC.                       ATLANTIC TREATMENT CENTER, INC.


By__________________________                By____________________________
  Name:  Reynold J. Jennings                   Name:  Reynold J. Jennings
  Title: President                             Title: President

CAROLINA TREATMENT CENTER,                  GREAT PLAINS HOSPITAL, INC.
  INC.


By__________________________                By____________________________
  Name:  Reynold J. Jennings                   Name:  Reynold J. Jennings
  Title: President                             Title: President

                                             THE HAVEN HOSPITAL, INC.


                                             By____________________________
                                                Name:  Reynold J. Jennings
                                                Title: President


            This execution page is part of the Consent and Amendment dated as of __________, 1995 among Ramsay Health Care, Inc., certain of its subsidiaries, and Societe Generale, New York Branch, as agent, and the Lenders.




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                                             AGENT:

                                             SOCIETE GENERALE, NEW YORK
                                               BRANCH, AS AGENT


                                             By____________________________
                                               Name:  Sedare Coradin
                                               Title: Vice President

                                             LENDERS:

                                             FIRST UNION NATIONAL BANK OF NORTH
                                             CAROLINA


                                             By:________________________________
                                             Its:_______________________________

                                             HIBERNIA NATIONAL BANK


                                             By:________________________________
                                             Its:_______________________________

                                             SOCIETE GENERALE


                                             By:________________________________
                                             Its:_______________________________





                  This execution page is part of the Consent and Amendment dated as of ____________, 1995 among Ramsay Health
Care, Inc., certain of its subsidiaries, and Societe Generale, New York Branch, as agent, and the Lenders.



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                                    EXHIBIT A


                       Third Supplemental Trust Indenture